                                                                   EXHIBIT 10.24


CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED MATERIALS ARE INDICATED BY THE FOLLOWING NOTATION: [OMITTED MATERIAL]






[EAGLE TEST SYSTEMS LOGO]                                     [FAIRCHILD LOGO]





                           GLOBAL PURCHASING AGREEMENT

                                     BETWEEN

                               EAGLE TEST SYSTEMS

                                        &

                             FAIRCHILD SEMICONDUCTOR









All Purchase Orders shall reference this Agreement and be governed by the Terms and Conditions of this Agreement, notwithstanding any agreed to conflicting terms in individual Purchase Orders issued.

                            GLOBAL PURCHASE AGREEMENT










                      (This page intentionally left blank.)









                                      (ii)

                                TABLE OF CONTENTS


Page 1..............................Global Purchase Agreement

Appendix A .........................Pricing Schedule
         A.1........................System and Resource Pricing
         A.2........................Service Plans - Standard, Gold & Platinum
         A.3........................Spare Resource Rental Plan
         A.4........................Software Support

Appendix B .........................Confidentiality and Non Disclosure Agreement

Appendix C .........................Warranty Provisions - New Hardware Products

Appendix D .........................Software Support Provisions

Appendix E .........................Equipment and Acceptance Requirements for
                                    Eagle Test System's Test Products





                                     (iii)

                            GLOBAL PURCHASE AGREEMENT







                      (This page intentionally left blank.)



                                      (iv)

[EAGLE TEST SYSTEMS LOGO]                                       [FAIRCHILD LOGO]





                           GLOBAL PURCHASING AGREEMENT

                            AGREEMENT # 2003-TEST-00









                        THIS GLOBAL PURCHASING AGREEMENT
                                   IS BETWEEN:


                               EAGLE TEST SYSTEMS


                                        &


                             FAIRCHILD SEMICONDUCTOR














All Purchase Orders shall reference this Agreement and be governed by the Terms and Conditions of this Agreement, notwithstanding any agreed to conflicting terms in individual Purchase Orders issued.

GENERAL

1. This agreement shall commence on the effective date September 1, 2003 and end on December 31, 2004.

2. All Buyer's sites and subsidiaries will be included under this agreement and sites and subsidiaries may be added or deleted at the discretion of the Buyer.

3. It is understood that the discount level established is based on the Buyer's estimated requirements for the period of this agreement and purchase is in no way guaranteed or implied.

         1. If there is any conflict between Fairchild Semiconductor's documents the order of precedence is listed below:

                  1.       Global Purchasing Agreement
                  2.       Purchase Order
                  3.       Build Requirements and Specifications

PRICING

1. The pricing schedule attached as Appendix A shall be applicable to all equipment, software, spares, consumables, maintenance and service agreements, upgrades and retrofits and shall be applied to the Seller's Published Price List (PPL).

DELIVERY

FOB Seller's Point of Manufacture

PAYMENT TERMS

[OMITTED MATERIAL]

WRITTEN MATERIALS

As required by individual site purchase orders, the Seller shall supply to the Buyer prior to or concurrent with the delivery of any System, one (1) copy of all electronically stored materials (CD Rom) related to assembly , installation, maintenance, service, and operation of the System including, but not limited to specifications, drawings, operation manuals, service manuals, technical bulletins, assembly and installation instructions, safety instructions, and warnings and any updates thereto.

Seller agrees to furnish the documentation in one or more of the following formats, as directed by the Buyer's Purchase order:

         o        On-Line (Tester)

         o        CD ROM

                            GLOBAL PURCHASE AGREEMENT

COUNTRY OF MANUFACTURE

All systems are manufactured in the United States of America.

SAFETY

The equipment must meet or exceed the Environmental Health Safety requirements set forth in either, SEMI S2-93, Product Safety Guidelines or CE, European Safety Guidelines, whichever is applicable. The manufacturer must submit to Buyer a written statement of compliance or noncompliance to the applicable safety requirements. Seller shall provide all safety upgrades at no charge for the life of the system to bring the equipment up to the applicable standards at time of sale

TERMS AND CONDITIONS OF GLOBAL PURCHASE AGREEMENT

         1. ACCEPTANCE: THIS IS A PURCHASE ORDER FOR THE PRODUCTS (THE "PRODUCTS") OR SERVICES (THE "SERVICES") DESCRIBED ON THE FRONT HEREOF (FIRST PAGE HEREOF IF THIS IS A FAX ORDER)(IN EACH CASE, THE "FACE PAGE"). THIS PURCHASE ORDER MAY BE ACCEPTED ONLY IN STRICT ACCORD WITH THE TERMS HEREOF. ANY ADDITIONAL OR DIFFERENT TERMS CONTAINED IN ANY CONFIRMATION, ACKNOWLEDGMENT OR OTHER DOCUMENT SENT BY SELLER WILL NOT BE ACCEPTED AND WILL NOT BE EFFECTIVE TO MODIFY THE TERMS HEREOF. ACCEPTANCE OF THIS PURCHASE ORDER ON THE TERMS HEREOF SHALL BE CONCLUSIVELY EVIDENCED BY SELLER'S ACKNOWLEDGMENT, DELIVERY OF THE PRODUCTS AND/OR COMMENCEMENT OF PERFORMANCE. ANY ACCEPTANCE WHICH IS QUALIFIED IN ANY RESPECT OR WHICH CONTAINS ONE OR MORE DIFFERENT OR ADDITIONAL TERMS SHALL BE DEEMED AN OFFER FOR SUPPLEMENTAL TERMS WHICH SHALL BE DEEMED REJECTED BY BUYER UNLESS EXPRESSLY ASSENTED TO IN WRITING. SUCH REJECTION SHALL NOT AFFECT THE TERMS AND VALIDITY OF THIS PURCHASE ORDER.

No change, modification or revision of this Purchase Order shall be effective unless in writing and signed by Buyer's duly authorized purchasing representative, or company officer. For purposes of this Purchase Order, the "Seller" is the Vendor listed on the Face Page, and the "Buyer" is Fairchild Semiconductor Corporation.

         2. PRICES: Seller warrants that the prices to be charged for Products or Services identified on the Face Page are in accordance with the established Global Purchasing Agreement. In the event of any price reductions during the effective period covered by this Purchase Order which apply to similar products or services, such price reductions shall automatically reduce the unit price of the unshipped Products or Services not yet rendered by a comparable percentage at the time of the price reduction.

         3. INVOICES: The Seller herein represents that the products and/or services covered hereby were produced in compliance with requirements of the Fair Labor Standards Act of 1938 as amended. Payment of invoices shall be subject to adjustment for errors, shortages, defects in the product or other failure of Seller to meet the requirements of the order.

                            GLOBAL PURCHASE AGREEMENT


Acceptance criteria for products are defined in Appendix E attached. [OMITTED MATERIAL]

         4. TAXES AND CHARGES: All such taxes and charges shall be stated separately on Seller's invoice.

         5. OVERSHIPMENTS: Buyer will pay only for maximum quantities ordered. Overshipments will be held at Seller's risk and expense for a reasonable time awaiting shipping instructions. In no event will Buyer's liability for overshipments exceed the lesser of 10% of the total price of the shipment or $200.00. Return shipping charges for excess quantities will be at Seller's expense.

         6. PACKING AND SHIPPING: Unless otherwise specified, when the price of this Purchase Order is based on the weight of the ordered Products, such price is to cover net weight of Products ordered only and no charge will be allowed for boxing, crating, carting, drayage, storage or other packing requirements or any allowance for damage in connection with the foregoing. Unless otherwise specified, all Products shall be packed, packaged, marked and otherwise prepared for shipment in a manner which is: (i) in accordance with industry standards and good commercial practice, (ii) acceptable to common carriers for shipment at the lowest rate for the particular Product and in accordance with ICC regulations,
(iii) adequate to insure safe arrival of the Product at the named destination and for storage and protection against weather, and (iv) in compliance with all laws and regulations applicable to the Product. Seller shall mark all containers with necessary lifting, handling and shipping information and also purchase order number, date of shipment and the name of the consignee and consignor. An itemized packing sheet must accompany each shipment unless otherwise specified.

         7. FOB: Unless otherwise specifically provided on the face of the Purchase Order, the Product called for hereunder shall be delivered on an Ex Works point of Mundelein, IL, USA and shall be shipped pursuant to Buyer's written instructions, which may be changed from time to time. In the absence of specific instructions from Seller, Buyer shall be responsible for ensuring that the mode of transportation is appropriate for the Products and the required delivery time.

         8. WARRANTY: All hardware products shall be covered by Eagle Test Systems standard Warranty Provisions- New Hardware Products as detailed in Appendix C. Software products shall be subject to Eagle Test Systems Software Support Provisions as detailed in Appendix D.

         9. INSPECTION: (a) All Products purchased hereunder shall be subject to inspection and test by Buyer to the extent practicable at all times and places during and after the period of manufacture and, in any event, prior to final acceptance. If inspection or test is made by Buyer on Seller's premises, Seller, without additional charge, shall provide all reasonable facilities and assistance for the safety and convenience of Buyer's inspectors. No inspection or test made prior to final acceptance shall relieve Seller from responsibility for defects or other failure to meet the requirements of this Purchase Order. Buyer shall provide with a minimum of a ten (10) business days notice prior to arriving at the site of manufacture.

                            GLOBAL PURCHASE AGREEMENT

                  (b) In case any Product is defective in material or workmanship, or otherwise not in conformity with the requirement of the Purchase Order, Buyer shall have the right either to reject it, require its correction, or conditionally accept it. Buyer reserves the right to return such conditionally accepted Products for credit, within a reasonable period of time after receipt in the event that Buyer determines that such Products are unsuitable for its purpose. Any Product which has been rejected or required to be corrected shall be replaced or corrected by and at the expense of Seller promptly after notice. If, after being requested by Buyer, Seller fails promptly to replace or correct any defective Product within the delivery schedule, Buyer may, without further notice, terminate the Purchase Order for default in accordance with the clauses herein entitled "Termination for Default" or (ii) utilize the defective Product and require an appropriate reduction in price.

                  (c) Notwithstanding any prior inspection or payment hereunder, all Products shall also be subject to final inspection and acceptance at Buyer's plant within [OMITTED MATERIAL] days after delivery. Seller shall provide and maintain an inspection system which is acceptable to Buyer. Records of all inspection work shall be kept complete and available to Buyer during the performance of the Purchase Order and for such further period as Buyer may determine. Buyer may accept or reject shipments in accordance with its established lot inspection procedures.

         10. CHANGES: Buyer may, at any time by written order, and without notice to sureties or assignees, delay performance hereunder, increase the ordered quantity, or make changes in any one or more of the following: (a) applicable drawings, designs or specification in cases involving custom work;
(b) method of shipment or packing, and/or (c) place of delivery. If any such change causes an increase or decrease in the cost of or the time required for performance of the Purchase Order, an equitable adjustment shall be made in the Purchase Order price or delivery schedule or both, and the Purchase Order shall be modified in writing accordingly. No claim by Seller for adjustment hereunder shall be valid unless in writing accompanied by an estimate of costs within thirty (30) business days from the date of receipt by Seller of the notification of change. Failure of Seller to assert a claim within thirty (30) business days, as provided above, shall constitute an unconditional and absolute waiver by Seller of any right to make a claim for adjustment. However, nothing in this clause shall excuse Seller from proceeding with the Purchase Order as changed or amended. Buyer reserves the right to verify claims hereunder and Seller shall make available to Buyer upon its request, all relevant books, records, inventories and facilities for its inspection and audit.

         11. TERMINATION FOR DEFAULT:

                  (a) Buyer may by written notice terminate this Purchase Order in whole or in part if Seller fails (i) to make delivery of the Product or to perform the Service within the time specified herein or (ii) to replace or correct defective Products in accordance with the provisions of those clauses hereof entitled "Warranty" and "Inspection" or (iii) to perform any of the other provisions of this Purchase Order or to so fail to make progress as to endanger performance in accordance with the terms hereof, including delivery schedules, or (iv) if Seller becomes insolvent, admits in writing its inability to pay its debts as they mature, files a voluntary petition of bankruptcy, makes an assignment for the benefit of creditors or if a petition under any bankruptcy laws is filed against it.

                            GLOBAL PURCHASE AGREEMENT

                  (b) If this Purchase Order is terminated pursuant to Section 11(a), Buyer, in addition to any other rights provided herein, may require Seller to transfer title and deliver to Buyer in the manner, time and to the extent directed by Buyer (i) any completed Products and (ii) such partially completed Products and material. Seller shall, upon direction of Buyer, protect and preserve property encompassed in this paragraph in the possession of Seller. Payment for completed Products delivered to and accepted by Buyer shall be in an amount agreed upon by Seller and Buyer, however, such amount shall not exceed the Purchase Order price per unit and Seller's obligation hereunder to carry out Buyer's direction as to delivery protection and preservation shall not be contingent upon prior agreement as to such amount.

                  (c) [OMITTED MATERIAL] Failure of Buyer to enforce any right under this Section shall not be deemed a waiver of any other right hereunder. The rights and remedies of Buyer under this clause shall not be exclusive and are in addition to any other rights and remedies provided by law under this Agreement.

                  (d) [OMITTED MATERIAL]


         12. TERMINATION FOR CONVENIENCE (ORDER CANCELLATION):

                  (a) GENERAL: Cancellation of any products purchased must be made by Buyer to Seller in writing. All Payment(s) for Applicable Claims or Cancellation Charges must be paid by Buyer to Seller within ten (10) days of Buyer's cancellation.

                  (b) SYSTEM(s) CANCELLATION: Upon written notice to ETS, Buyer may cancel any system(s) ordered. However, Buyer shall pay cancellation charges according to the following schedule:

                                                                                     % OF PURCHASE PRICE
                      WRITTEN CANCELLATION NOTICE                                      TO BE PAID UPON
                           RECEIVED BY ETS:                                             CANCELLATION:
---------------------------------------------------------------------------------------------------------------------
0 to 30 days prior to scheduled delivery                                              [OMITTED MATERIAL]
31 to 60 days prior to scheduled delivery                                             [OMITTED MATERIAL]
61 to 90 days prior to scheduled delivery                                             [OMITTED MATERIAL]
91 to 120 days prior to scheduled delivery                                            [OMITTED MATERIAL]
121 days or more prior to scheduled delivery                                          [OMITTED MATERIAL]


                  (c) STANDARD PRODUCT [eg. Not system(s) or custom hardware or software] CANCELLATION [OMITTED MATERIAL]

                  (d) CUSTOM WORK: Buyer may terminate custom work under this Agreement in whole or part at any time by the giving of written notice of Seller. The termination of such work shall be considered effective at the time at which such termination is provided to Seller, After receipt of such notice, Seller shall stop work under this Agreement. Seller shall submit to Buyer its written termination claim within thirty (30) days after receipt of the notice of termination. Failure of Seller to submit its termination claim as provided herein shall constitute an unconditional and absolute waiver by Seller of any claim arising from Buyer's notice of termination. In the event of such termination, Seller shall reasonably assess cost for raw materials, work in process, subassemblies and labor as may be included within its termination claim to determine whether or not such items may be used by Seller for the manufacture of

                            GLOBAL PURCHASE AGREEMENT


associated products or diverted for any other purpose and to correspondingly reduce its termination claim by the value of such items. When settlement has been made, title to any such items determined not usable by Seller and charged to Buyer in the termination claim shall vest in Buyer upon payment of the claim and forthwith be delivered to Buyer at Buyer's expense, under Buyer's shipping instructions.

In the event Buyer cancels custom work, Seller's termination claim shall not exceed the total Purchase Order price, and shall be reduced by the amount of payments otherwise made and by the price of work not terminated under the Purchase Order. In no event shall Seller be entitled to incidental or consequential damages, costs of preparing claims, attorneys' fees, cost of tooling or equipment sales, or agent commissions. Buyer reserves the right to verify claims hereunder and Seller shall make available to Buyer upon its request, all relevant books, records, inventories and facilities for its inspection and audit. In the event Seller fails to reasonably afford Buyer its right of inspection and audit, Seller shall be deemed to have relinquished any claim asserted under this Section.

         13. RISK OF LOSS: Notwithstanding any prior inspection and irrespective of the F.O.B. point name herein, Seller shall bear all risks of loss, damage, or destruction on the Products located at its facility. Buyer shall bear all risks of loss, damage, or destruction of the Products from the time of shipment from Seller's facility until final acceptance by Buyer. In accordance with the FOB point of manufacture shipping terms, the Buyer takes possession of the shipment at the point in time when the good are turned over to the carrier.

         14. WAIVER: The failure of either party to enforce at any time any of the provisions of this Purchase Order, or to exercise any election or option provided herein, or to require at any time performance of any of the provisions hereof, shall in no way be construed to be a waiver of such provisions, nor in any way to affect the validity of the agreement or any part thereof, or the right of either party thereafter to enforce each and every such provision.

         15. BUYER'S PROTECTION IN CONNECTION WITH WORK DONE IT ITS PLANT:
Seller shall take such steps as may be reasonably necessary to prevent personal injury or property damage during any work hereunder that may be performed by any employees, agents, or subcontractors, of Seller at Buyer's plant and Seller shall indemnify, hold harmless and defend Buyer from and against all loss, liability, liens, claims and damages arising from or caused directly or indirectly by any act or omission of such agents, employees or subcontractors of Seller, and seller shall, maintain such insurance against public liability and property damage, and such Employee's liability and compensation insurance as will protect Buyer against the aforementioned risks and against any claims under any workmen's compensation and occupational disease acts, including without limitation: (1) comprehensive general liability (including products) with limits not less than $500,000/500,000 BI and $250,000 PD; (ii) auto liability with limits not less than $500,000/600,000 BI and $250,000 PD; (iii) worker's compensation (including employer's liability) which complies with all statutory regulations in the states in which the work is being done; (iv) umbrella (including products) with limits of not less than $1,000,000 each occurrence of a $5,000,000 combined single limit. All such policies shall name Fairchild Semiconductor Corporation as an ADDITIONAL insured, entitled to no less than 30 days notice of cancellation, and evidence of such coverages and endorsements shall be provided to Buyer via Certificate of Insurance.

         16. COMPLIANCE WITH LAWS: Seller warrants that no law, rule or ordinance of the United States, a state or any other governmental agency has been violated in the

                            GLOBAL PURCHASE AGREEMENT


manufacture or sale of the Products or in the performance of Services covered by this Purchase Order, and will defend and hold Buyer harmless from loss, cost or damage as a result of any such actual or alleged violation. Seller further warrants that all Products have been manufactured in accordance with and comply with all laws, rules, regulations and requirements of all governmental authorities having jurisdiction and have been properly branded, labeled, tagged, marked and/or registered (if required) in accordance with all applicable laws, rules, regulations and requirements, and Seller shall bear such separate guarantees provided for under such laws, rules, regulations and requirements (or the appropriate notices that a continuing guaranty has been properly filed and renewed, if necessary, if permitted in lieu thereof). Upon written request by Buyer, Seller agrees to execute and furnish a certification of compliance, which may be on Buyer's form and which shall certify compliance with any applicable federal, state and/or local law or regulation, including, but not limited to, FLSA, EEOC, OSHA, Import and Export, and any Economic Control Statutes or Regulations.

         17. NONDISCLOSURE OF CONFIDENTIAL MATTER AND PUBLICITY: All disclosures of information between the parties shall be covered by the Corporate Non-Disclosure Agreement in Appendix B. Under that agreement, products purchased pursuant to Buyer's specification or drawings shall be held in the strictest of confidence in the absence of Buyer's prior written authorization to the contrary. Such specification, drawing, samples or other data furnished by Buyer shall be treated as confidential information by Seller, shall remain Buyer's property and shall be promptly returned to Buyer upon request. Any publicity regarding this Purchase Order (picture, descriptions, notice of award, or samples thereof) is prohibited except with Buyer's written approval.

         18. BUYER-FURNISHED PROPERTY: If Buyer supplies any plans, specifications, models and writings of and/or relating to the Products (collectively, the "Samples"), to permit Seller, as the bailee of the Samples, to manufacture and/or procure the Products, the Samples and any tools, dyes, molds, drawings, blue prints, specifications or anything else derived by Seller from the Samples (the "Design Work"), shall be used exclusively for Buyer's Products, and may not be disclosed to anyone else or used by Seller for anyone other than Buyer, without Buyer's written consent. Seller agrees to exercise reasonable care in the safeguarding and preservation of all Buyer-furnished property and assumes all responsibility for loss, damage or destruction while such property is within Seller's possession or control. Seller acknowledges that Buyer is the sole owner of all right, title and interest, including, without limitation, intellectual property rights, in and to the samples.

         19. GOVERNMENT CONTRACTS: If this Purchase Order is issued for any purpose which is either directly or indirectly connected with the performance of a prime contract with the United States Government or a subcontract thereunder, each of the named clauses, as set forth in the Armed Services Procurement Regulation in effect on the date of the Purchase Order, is incorporated herein by reference. If such clause is in said prime contract or subcontract, the clause so incorporated, herein applying to Seller as though Seller were a prime contractor, and in such a manner as will enable Buyer to meet its obligations arising out of the government prime or subcontract. However, Buyer is required to inform Seller, in writing, when a purchase order may be connected with a Government contract in order for Buyer to be held responsible under this clause.

                            GLOBAL PURCHASE AGREEMENT


         20. COUNTRY OF ORIGIN: Seller warrants that the Products specified by this Purchase Order are of U.S. origin unless on or before the time it supplies the Products, Seller notifies Buyer's customs department in writing to the contrary. In the event the Products delivered hereunder are of foreign origin, and Seller fails to so notify Buyer, or notifies Buyer erroneously, Seller will indemnify Buyer for all expenses arising from said failure or error, including but not limited to damages, penalties, tariffs, imposts, surcharges, and legal fees incurred by Buyer as a result thereof.

         21. INDEMNIFICATION: In addition to any other rights and remedies set forth herein, Seller agrees to defend, protect and hold harmless Buyer, its successors, assigns, and users of the Products, from and against any and all damages, claims, demands, losses, attorneys' fees, and expenses resulting from
(a) any alleged infringement or violation of any patent, trademark, tradename, copyright or other rights of third parties which existed at the time the product was furnished to Buyer by Seller; or (b) any alleged violation of any applicable law, rule, regulation or order. Seller covenants that Seller will, upon request, defend or assist in the defense, at Seller's expense, of any such suit or claim.

         22. ENTIRE AGREEMENT: This Purchase Order contains the entire and only agreement between Seller and Buyer with respect to the subject matter covered.

         23. ENCUMBRANCES: Seller shall immediately satisfy any lien or encumbrance which, because of any act or omission of Seller, is filed, or threatened to be filed, against the Products to be provided hereunder or against any property of Buyer, and Seller shall save Buyer harmless from all resulting loss and expense, including attorneys' fees. Buyer may, in its absolute discretion, deduct from any sums owing to Seller under this Purchase Order any amount necessary to satisfy any such lien or encumbrance and/or any such resulting loss and expense.

         24. RELATIONSHIP OF PARTIES. The parties hereto are and shall be deemed to be independent contractors, and under no circumstances shall Seller or any of its agents, officers, partners, directors, contractors or employees be construed to be an agent of Buyer in any respect. Without limiting the scope of the foregoing, the parties hereto expressly stipulate that the relationship between Seller and Buyer does not and shall not constitute a partnership, joint venture or other similar arrangement.

         25. APPLICABLE LAW: This Purchase Agreement shall be governed by, subject to, and construed in accordance with the laws of the State of Illinois. This Agreement shall not be modified, supplemented, qualified or interpreted by any trade usage or prior course of dealing, unless consented to by both parties in writing. Buyer and Seller agree and hereby elect to exclude this Agreement from the coverage of the United Nations Convention on Contracts for the International Sale of Goods. The parties hereto consent to the jurisdiction of the courts of the State of Illinois and the United States District Court for the District of Illinois, as well as the jurisdiction of all courts from which an appeal may be taken from such courts, for the purposes of any suit, action or other proceeding relating to this Agreement or with respect to any transaction contemplated hereby or relating to the Products and expressly waive any and all objections the parties hereto, may have as to the venue of such courts to settle or adjudicate any claim or controversy arising hereunder, with respect to any transaction contemplated hereby or relating to the Products. The parties hereto further agree, to the extent permitted by law, that a

                            GLOBAL PURCHASE AGREEMENT

summons or complaint commencing an action or proceeding in any of such courts shall be served properly and shall confer personal jurisdiction if served personally or by registered or certified mail to the address set forth on the Face Page hereof, or to such other address as either party may substitute by written notice to the other, or as otherwise provided by the laws of the State of Illinois.

                            GLOBAL PURCHASE AGREEMENT

         26. EQUAL EMPLOYMENT OPPORTUNITY/COMPLIANCE WITH LAWS: During the performance of any purchase orders placed by Buyer, Seller agrees as follows:
(i) Seller will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin. Seller will take affirmative action to ensure that applicants are employed, and the employees are treated during employment, without regard to their race, color, religion, sex or national origin. In respect of all performance due hereunder, Seller represents and warrants that it is and will be in compliance with all applicable provisions of federal, state and local laws and rules, regulations promulgated thereunder, including, without limitation, the following, as amended from time to time: (a) Occupational, Safety and Health Act of 1970, (b) Executive Order 11246, including the "equal opportunity" clause set forth therein (incorporated herein by reference), (c) Rehabilitation Act of 1973 (incorporated herein by reference) and Vietnam Era Veterans Readjustment Assistance Act of 1974 (incorporated herein by reference), including the "affirmative action" clauses set forth therein, (d) Toxic Substances Control Act of 1976, and (e) 33 U.S.C. ss. 1321 relating to oil spill liability.



FAIRCHILD SEMICONDUCTOR                            FAIRCHILD SEMICONDUCTOR

/s/ Paul S. Lowes                                  /s/ Jeff C. Chapman
-------------------------------------------        -----------------------------------------------
(Signature)                                        (Signature)

Paul S. Lowes                                      Jeff Chapman
-------------------------------------------        -----------------------------------------------
(Printed Name)                                     (Printed Name)

Director, Global Logistics & Purchasing
-------------------------------------------        -----------------------------------------------
(Title)                                            (Title)

11 Nov. 2003                                       11/11/03
-------------------------------------------        -----------------------------------------------
(Date)                                             (Date)


EAGLE TEST SYSTEMS, INC.

/s/ Ted Foxman
-------------------------------------------
(Signature)

Ted Foxman
-------------------------------------------
(Printed Name)

Executive VP
-------------------------------------------
(Title)

12/30/03
-------------------------------------------
(Date)

                            GLOBAL PURCHASE AGREEMENT
                                   APPENDIX A


                                PRICING SCHEDULES


A.1      SYSTEM AND RESOURCE PRICING

[OMITTED MATERIAL]

A.2      SERVICE PLANS

[OMITTED MATERIAL]

A.3      SPARE RESOURCE RENTAL PLAN

[OMITTED MATERIAL]

A.4      SOFTWARE SUPPORT
[OMITTED MATERIAL]

                            GLOBAL PURCHASE AGREEMENT

                                   APPENDIX B


                  CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

[EAGLE TEST SYSTEMS LOGO]                                       [FAIRCHILD LOGO]


                               CONFIDENTIALITY AND
                            NON-DISCLOSURE AGREEMENT

                                   APPENDIX B


This Confidentiality and Non-Disclosure Agreement, dated as March 1, 2002, (the "Agreement"), is entered into by and between Fairchild Semiconductor Corporation, a Delaware Corporation ("Fairchild") and Eagle Test Systems, Inc. ("Customer/Collaborator/Supplier"), collectively known as "Parties".

Fairchild and Customer/Collaborator/Supplier hereby agree that, except as modified in writing by both parties, the following terms and conditions shall be applicable to all meetings and communications between employees and/or representatives of Fairchild and Customer/Collaborator/Supplier relating to business between the parties (the "Authorized Purpose").

1) CONFIDENTIAL INFORMATION. Information will be disclosed between the parties in connection with the Authorized Purpose. Such information may be In the form of specifications, samples, photographs, drawings or other documents for evaluation purposes, and be disclosed In written or oral forms of communication. Confidential information may include but is not limited to ideas, concepts, business plans, financial information, inventions, discoveries, formulas, processes, designs, specifications, drawings, prototypes, samples, improvements, development, applications, engineering, manufacturing and marketing data, customer names, trademarks, trade names, and trade secrets, whether or not the same are or may be patents, registered or otherwise publicly protected, and all of the foregoing generated by a receiving party to the extent that such includes confidential information received from a disclosing party (`Confidential Information"). To the extent that the information Is Confidential information, the disclosing party will so indicate to the recipient party by labeling any documents as `Confidential' or `Proprietary" or otherwise making known to the recipient party that the documents are confidential, in writing, within 30 days of such disclosure.

2) NO TRANSFER OF OWNERSHIP. All Confidential Information disclosed or transferred by either party to the other shall remain property of the disclosing party and all Confidential Information and any copies thereof shall be promptly destroyed or returned to the disclosing party upon request of the disclosing party or the termination of the Agreement. One (1) copy may be retained for archival purposes only.

3) PERIOD OF CONFIDENTIALITY, RESTRICTION ON USE AND DISCLOSURE. The parties agree that except with the prior written authorization of the disclosing party, they shall (a) not use the' Confidential Information disclosed by the other for any other purpose than for the Authorized Purpose, (b) protect the other party's Confidential Information against disclosure to third parties in the same manner and with the same degree of care, but not less than a reasonable degree of care, with which it protects confidential information of

            APPENDIX B - CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

         its own, (c) only disclose Confidential Information to their employees or their affiliated companies who have a direct `need to know' in connection with the Authorized Purpose.

4) EXCLUSIONS. The parties agree that information shall not be deemed Confidential Information that:

         a) Is or become part of the public domain without violation of this Agreement;
         b) Is known and on record at the receiving parry prior to disclosure by disclosing party;
         c)       Is lawfully obtained by the receiving party;
         d) Is furnished to others by the disclosing party without similar restrictions to those herein contained as to the use or disclosure thereof;
         e) Is developed by the receiving party completely independently of any such disclosure by the disclosing party;
         f)       Is ascertainable from a commercially available product; or
         g) Is disclosed pursuant to the other or requirement of a government body, court or administration agency, but only on the occasion and to the extent required to comply with such order or requirement.

5) NOTICE. Prior to disclosure to any third party of any Confidential Information to which receiving party determines the obligations of confidentially, non-use and non-disclosure do not apply pursuant to Paragraph 4 above, the receiving party shall provide thirty (30) days prior written notice to disclosing party of the intent to disclose such Confidential Information, stating the grounds under Paragraph 4 upon which the exception-is claimed and providing documentation in support thereof. In the case of a claimed exception under Paragraph 4(g), the receiving party shall take such steps as the disclosing party may reasonably request to resist the disclosure of the Confidential Information or to seal or otherwise protect from public disclosure the records of the proceedings or tiling in which the disclosure is required.

6) NO RIGHTS GRANTED. Nothing herein contained shall be construed as a grant by implication, estoppel, or otherwise, of a license by either party to the other to make, have made, use or sell any product using Confidential Information or as a license under any patent, patent application, utility model, copyright, maskwork right, or any other industrial or intellectual property right covering same.

7) NOTICES. All notices relating to this Agreement shall be in writing and shall be addressed only to the respective designees as follows (or to such designees as the parties hereto may from time to time designate in writing):

              Eagle Test Systems, Inc.    Fairchild Semiconductor Corporation

              620 S. Butterfield Rd.      82 Running Hill Road

              Mundelein, IL 60060         South Portland, Maine 04106

              Attn:  Legal Dept.          Attn. Legal Dept.

            APPENDIX B - CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

8) MUTUAL DISCLAIMERS. No rights or obligations other than those expressed and recited herein are to be implied from this Agreement.. In particular, no licenses are hereby granted directly or Indirectly under any patent, copyright, or trademark now held by or which may be obtained by, or which is licensable by either party. No other existing Agreement between the parties, if any, is modified or terminated by this Agreement, except for the parties Global Purchase Agreement dated May 8, 2002. No warranty or representation Is made by either patty hereto that any information transmitted by it hereunder is patentable or copyrightable, or that any such information involves concepts or embodiments that are free of Infringement of other rights. Neither party hereto shall be obligated to prosecute any such action or bring any suit against any person not a party hereto for Infringement. Neither party hereto agrees to indemnify the other party hereto for any liability resulting from infringement of patent, copyright or trademark of a third party caused by the use of any Confidential Information, transferred pursuant to the Agreement, Neither party hereto confers the right to the other party, nor confers any authorization to the other party to act as an agent on its behalf for any purpose.

9) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Maine.

10) ENTIRE AGREEMENT. This document contains the entire Agreement between parties as to the subject matter hereof and supercedes any previous or contemporaneous understands, commitments, oral or written, as to the subject matter.

11) TERM OF AGREEMENT. This Agreement shaft terminate thirty (30) days after the receipt of a written notice of termination given by either party to the other. The obligations of the parties hereunder with respect to Confidential Information disclosed prior to such termination will survive the termination of this Agreement and continue until such Information ceases to be Confidential Information under Paragraph 4.

         Customer/Collaborator/Supplier               Fairchild Semiconductor Corporation


         By:           /s/ Ted Foxman                 By:       /s/ Paul Lowes
                       ---------------------------              --------------------------

         Name:         Ted Foxman                     Name:     Paul Lowes
                       ---------------------------              --------------------------

         Title:        Executive VP                   Title:    Director, Purchasing
                       ---------------------------              --------------------------

         Date:         5/17/02                        Date:     22 May 2002
                       ---------------------------              --------------------------

                                   APPENDIX C


                   WARRANTY PROVISIONS- NEW HARDWARE PRODUCTS


[OMITTED MATERIAL]

                                   APPENDIX D


                           SOFTWARE SUPPORT PROVISIONS


[OMITTED MATERIAL]

                                   APPENDIX E


                    EQUIPMENT AND ACCEPTANCE REQUIREMENTS FOR
                        EAGLE TEST SYSTEM'S TEST PRODUCTS


[OMITTED MATERIAL]